                              LETTER OF TRANSMITTAL

                                       OF

                                THE STANLEY WORKS

             OFFER TO EXCHANGE ITS 3 1/2% NOTES DUE 2007 AND 4 9/10%
     NOTES DUE 2012, WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF
                    1933, AS AMENDED (THE "SECURITIES ACT"),
       FOR ANY AND ALL OF ITS OUTSTANDING 3 1/2% NOTES DUE 2007 AND 4 9/10
          NOTES DUE 2012, RESPECTIVELY, THAT WERE ISSUED AND SOLD IN A
          TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT

                PURSUANT TO THE PROSPECTUS DATED        , 2003

--------------------------------------------------------------------------------
THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON ______________, 2003 (THE "EXPIRATION DATE"), UNLESS THE OFFER IS EXTENDED. TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
--------------------------------------------------------------------------------


                               JPMORGAN CHASE BANK
                             (the "Exchange Agent")

                  By mail, hand delivery or overnight courier:


       IF BY MAIL, TO:                  IF IN PERSON, TO:             IF BY COURIER SERVICE, TO:

     JPMorgan Chase Bank               JPMorgan Chase Bank               JPMorgan Chase Bank
   Corporate Trust Services           GIS Unit Trust Window            Corporate Trust Services
2001 Bryan Street - 9th Floor      4 New York Plaza, 1st Floor      2001 Bryan Street - 9th Floor
     Dallas, Texas 75201            New York, New York 10004             Dallas, Texas 75201
    Attention: Frank Ivins           Attention: Frank Ivins             Attention: Frank Ivins

                                  By facsimile transmissions:
                               (for eligible institutions only)

                                        (214) 468-6494

                                     Confirm by telephone:

                                        (214) 468-6464

         DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

         This Letter of Transmittal is to be completed either if (a) any certificate(s) representing the Notes (as defined herein) are to be forwarded herewith to the Exchange Agent or (b) tenders of Notes to the Exchange Agent are to be made pursuant to the procedures for tender by book-entry transfer set forth in the section of the Prospectus entitled "The Exchange Offer--Book-Entry Delivery Procedure" and an Agent's Message (as defined below) is not delivered. Certificate(s) representing the Notes or book-entry confirmation of a book-entry transfer of such Notes into the Exchange Agent's account at The Depository Trust Company ("DTC"), as well as this Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth above on or prior to the Expiration Date. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter of Transmittal. The term "book-entry confirmation" means a confirmation of a book-entry transfer of Notes into the Exchange Agent's account at DTC. The term "Agent's Message" means a message, transmitted by DTC to and received by the Exchange Agent and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgement from the tendering participant, which acknowledgement states that such participant has received and agrees to be bound by this Letter of Transmittal and that The Stanley Works, a Connecticut corporation (the "Issuer") may enforce this Letter of Transmittal against such participant.

         Holders (as defined herein) of Notes whose certificate(s) (the "Certificate(s)") for such Notes are not immediately available or who cannot deliver their Certificate(s) and all other required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Notes according to the guaranteed delivery procedures set forth in the section of the Prospectus entitled "The Exchange Offer--Guaranteed Delivery Procedure."

         DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

                     NOTE: SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

ALL TENDERING HOLDERS COMPLETE ONE OR BOTH OF THE FOLLOWING BOXES:



----------------------------------------------------------------------------------------------------------------------
                     DESCRIPTION OF NOTES DUE 2007 TENDERED
----------------------------------------------------------------------------------------------------------------------
  If blank, please print name(s) and address(es)
of registered Holder(s), exactly as name(s) appear                                Notes
              on Note Certificate(s)                              (Attach additional list if necessary)
---------------------------------------------------- --------------------- --------------------- ---------------------
                                                                                Aggregate
                                                                           Principal Amount of   Principal Amount of
                                                         Certificate        Notes Represented       Notes Tendered
                                                     Number(s) of Notes*    by Certificate(s)    (if less than all)**
---------------------------------------------------- --------------------- --------------------- ---------------------

---------------------------------------------------- --------------------- --------------------- ---------------------

---------------------------------------------------- --------------------- --------------------- ---------------------

---------------------------------------------------- --------------------- --------------------- ---------------------
                                                     Total:
----------------------------------------------------------------------------------------------------------------------
*        Need not be completed by Holders tendering by book-entry transfer.
**       Notes may be tendered in whole or in part in multiples of $1,000. All
         Notes held shall be deemed tendered unless a lesser number is specified in this column. See Instruction 4.
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                     DESCRIPTION OF NOTES DUE 2012 TENDERED
----------------------------------------------------------------------------------------------------------------------
  If blank, please print name(s) and address(es)
of registered Holder(s), exactly as name(s) appear                                Notes
              on Note Certificate(s)                              (Attach additional list if necessary)
---------------------------------------------------- --------------------- --------------------- ---------------------
                                                                                Aggregate
                                                                           Principal Amount of   Principal Amount of
                                                         Certificate        Notes Represented       Notes Tendered
                                                     Number(s) of Notes*    by Certificate(s)    (if less than all)**
---------------------------------------------------- --------------------- --------------------- ---------------------

---------------------------------------------------- --------------------- --------------------- ---------------------

---------------------------------------------------- --------------------- --------------------- ---------------------

---------------------------------------------------- --------------------- --------------------- ---------------------
                                                     Total:
---------------------------------------------------- --------------------- --------------------- ---------------------
*        Need not be completed by Holders tendering by book-entry transfer.
**       Notes may be tendered in whole or in part in multiples of $1,000. All
         Notes held shall be deemed tendered unless a lesser number is specified in this column. See Instruction 4.
----------------------------------------------------------------------------------------------------------------------



            (BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

      CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
      MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE
      THE FOLLOWING:

      Name of Tendering Institution ____________________________________________________________

      DTC Account Number ___________________ Transaction Code Number ___________________________

      CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY
      IF TENDERED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED
      DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING
      (SEE INSTRUCTIONS 1):

      Name(s) of Registered Holder(s) __________________________________________________________

      Window Ticket Number (if any) ____________________________________________________________

      Date of Execution of Notice of Guaranteed Delivery _______________________________________

      Name of Institution which Guaranteed Delivery ____________________________________________

      If Guaranteed Delivery is to be made by Book-Entry Transfer:

      Name of Tendering Institution ____________________________________________________________

      DTC Account Number ___________________ Transaction Code Number ___________________________

      CHECK HERE IF TENDERED BY BOOK ENTRY TRANSFER AND NON-EXCHANGED NOTES ARE
      TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

      CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE
      PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:___________________________________________________________________________________________

Address: _______________________________________________________________________________________


Ladies and Gentlemen:

         The undersigned hereby tenders to the Issuer the above described principal amount of the Issuer's (i) 3 1/2% Notes due 2007 (the "Notes due 2007") in exchange for an equivalent amount of the Issuer's 3 1/2% Notes due 2007 (the "Exchange Notes due 2007"), which have been registered under the Securities Act and (ii) 4 9/10% Notes due 2012 (the "Notes due 2012" and, collectively with the Notes due 2007, the "Notes") in exchange for an equivalent amount of the Issuer's 4 9/10% Notes due 2012 (the "Exchange Notes due 2012" and, collectively with the Exchange Notes due 2007, the "Exchange Notes"), which have been registered under the Securities Act, upon the terms and subject to the conditions set forth in the Prospectus dated _____________, 2003 (as the same may be amended or supplemented from time to time, the "Prospectus"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitute the "Exchange Offer").

         Subject to and effective upon the acceptance for exchange of all or any portion of the Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Issuer all right, title and interest in and to such Notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Issuer in connection with the Exchange Offer) with respect to the tendered Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) subject only to the right of withdrawal described in the Prospectus, to (i) deliver Certificate(s) for Notes to the Issuer together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Issuer, upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Notes to be issued in exchange for such Notes, (ii) present Certificate(s) for such Notes for transfer, and to transfer the Notes on the books of the Issuer, and (iii) receive for the account of the Issuer all benefits and otherwise exercise all rights of beneficial ownership of such Notes, all in accordance with the terms and conditions of the Exchange Offer.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Notes tendered hereby and that, when the same is accepted for exchange, the Issuer will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that the Notes tendered hereby are not subject to any adverse claims or proxies. The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuer or the Exchange Agent to be necessary or desirable to complete the exchange, assignment and transfer of the Notes tendered hereby, and the undersigned will comply with its obligations under the Registration Rights Agreement dated as of November 1, 2002 among The Stanley Works and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Salomon Smith Barney Inc., BNP Paribas Securities Corp. and Fleet Securities, Inc. (the "Registration Rights Agreement"). The undersigned has read and agrees to all of the terms of the Exchange Offer.

         The name(s) and address(es) of the registered Holder(s) of the Notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the Certificate(s) representing such Notes. The Certificate number(s) and the Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.

         If any tendered Notes are not exchanged pursuant to the Exchange Offer for any reason, or if Certificate(s) are submitted for more Notes than are tendered or accepted for exchange, Certificate(s) for such nonexchanged or nontendered Notes will be returned (or, in the case of Notes tendered by book-entry transfer, such Notes will be credited to an account maintained at
DTC), without expense to the tendering Holder, promptly following the expiration or termination of the Exchange Offer.

         The undersigned understands that the tenders of Notes pursuant to any one of the procedures described in "The Exchange Offer--Procedures for Tendering Initial Notes" in the Prospectus and in the instructions attached hereto will, upon the Issuer's acceptance for exchange of such tendered Notes, constitute a binding agreement between the undersigned and the Issuer upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Issuer may not be required to accept for exchange any of the Notes tendered hereby.

         Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the Exchange Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Notes, that such Exchange Notes be credited to the account indicated above maintained at DTC. If applicable, substitute Certificate(s) representing Notes not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Notes, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions," please deliver Exchange Notes to the undersigned at the address shown below the undersigned's signature.

         By tendering Notes and executing this Letter of Transmittal, or effecting delivery of an Agent's Message in lieu thereof, the undersigned hereby represents and agrees that (i) the undersigned's principal residence is in the state of (FILL IN STATE) _____________, (ii) the undersigned is not an "affiliate" of the Issuer, (iii) any Exchange Notes to be received by the undersigned are being acquired in the ordinary course of its business, (iv) the undersigned has no arrangement or understanding with any person to participate in a distribution (within the meaning of the Securities Act) of Exchange Notes to be received in the Exchange Offer, (v) if the undersigned is not a broker-dealer, the undersigned is not engaged in, and does not intend to engage in, a distribution (within the meaning of the Securities Act) of such Exchange Notes and (vi) the undersigned acknowledges that any person participating in the Exchange Offer for the purpose of distributing the Exchange Notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the Exchange Notes acquired by such person and cannot rely on the position of the Staff of the Securities and Exchange Commission set forth in no-action letters that are discussed in the section of the Prospectus entitled "Exchange Offer--Registration Rights Agreement." The Issuer may require the undersigned, as a condition to the undersigned's eligibility to participate in the Exchange Offer, to furnish to the Issuer (or an agent thereof) in writing information as to the number of "beneficial owners" within the meaning of Rule 13d-3 under the Exchange Act on behalf of whom the undersigned holds the Notes to be exchanged in the Exchange Offer. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Notes, it represents that the Notes to be exchanged for Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a Prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a Prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

         The Issuer has agreed that, subject to the provisions of the Registration Rights Agreement, the Prospectus, as it may be amended or supplemented from time to time, may be used by a Participating Broker-Dealer (as defined below) in connection with resales of Exchange Notes received in exchange for Notes, where such Notes were acquired by such Participating Broker-Dealer for its own account as a result of market-making activities or other trading activities, for a period ending 180 days after the effective date of the registration statement relating to the Exchange Notes (the "Effective Date") (subject to extension under certain limited circumstances described in the Prospectus) or, if earlier, when all such Exchange Notes has been disposed of by such Participating Broker-Dealer. In that regard, each broker-dealer who acquired Notes for its own account as a result of market-making or other trading activities (a "Participating Broker-Dealer"), by tendering such Notes and executing this Letter of Transmittal or effecting delivery of an Agent's Message in lieu thereof, agrees that, upon receipt of notice from the Issuer of the occurrence of any event or the discover of any fact which makes any statement contained or incorporated by reference in the Prospectus untrue in any material respect or which causes the Prospectus to omit to state a material fact necessary in order to make the statements contained or incorporated by reference therein, in light of the circumstances under which they were made, not misleading or of the occurrence of certain other events specified in the Registration Rights Agreement, such Participating Broker-Dealer will suspend the sale of Exchange Notes pursuant to the Prospectus until the Issuer has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to the Participating Broker-Dealer or the Issuer has given notice that the sale of the Exchange Notes may be resumed, as the case may be. If the Issuer give such notice to suspend the sale of the Exchange Notes, it shall extend the 180-day period referred to above during which Participating Broker-Dealers are entitled to use the Prospectus in connection with the resale of Exchange Notes by the number of days during the period from and including the date of the giving of such notice to and including the date when Participating Broker-Dealers shall have received copies of the supplemented or amended Prospectus necessary to permit resales of the Exchange Notes or to and including the date on which the Issuer has given notice that the sale of Exchange Notes may be resumed, as the case may be.

         As a result, a Participating Broker-Dealer who intends to use the Prospectus in connection with resales of Exchange Notes received in exchange for Notes pursuant to the Exchange Offer must notify the Issuer, or cause the Issuer to be notified, on or prior to the Expiration Date, that it is a Participating Broker-Dealer. Such notice may be given in the space provided above or may be delivered to the Exchange Agent at the address set forth in the section of the Prospectus entitled "The Exchange Offer--Exchange Agent."

         The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuer to be necessary or desirable to complete the sale, assignment and transfer of the Notes tendered hereby. All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

         The undersigned, by completing one or both of the boxes entitled "Description of Notes Due 2007 Tendered" and "Description of Notes Due 2012 Tendered" above and signing this letter, will be deemed to have tendered the Notes as set forth in such box or boxes.

                                    IMPORTANT
                               HOLDERS: SIGN HERE
                  (PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN)




________________________________________________________________________________

________________________________________________________________________________
                            Signature(s) of Holder(s)

Date: _______________________________


         (Must be signed by the registered Holder(s) exactly as name(s) appear(s) on Certificate(s) for the Notes hereby tendered or on a security position listing or by person(s) authorized to become registered Holder(s) by certificates and documents transmitted herewith. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instructions 2 and 5 below.)

Name(s): _______________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                                 (Please Print)

Capacity (full title): _________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

Address: _______________________________________________________________________

________________________________________________________________________________
                                                              (Include Zip Code)

Area Code and Telephone No.:____________________________________________________

                        (See Substitute Form W-9 herein)

                            GUARANTEE OF SIGNATURE(S)
                        (SEE INSTRUCTIONS 2 AND 5 BELOW)

Authorized Signature:

Name:___________________________________________________________________________

________________________________________________________________________________
                             (Please Type or Print)

Title:__________________________________________________________________________

Name of Firm:___________________________________________________________________

Address:________________________________________________________________________

________________________________________________________________________________
                                                              (Include Zip Code)

Area Code and Telephone No.:____________________________________________________

Date:___________________________

___________________________________________________________    ________________________________________________________

              SPECIAL ISSUANCE INSTRUCTIONS                                   SPECIAL DELIVERY INSTRUCTIONS
           (SIGNATURE GUARANTEE(S) REQUIRED--SEE                           (SIGNATURE GUARANTEES REQUIRED--SEE
                  INSTRUCTIONS 2 AND 6)                                           INSTRUCTIONS 2 AND 6)


TO BE COMPLETED ONLY if Exchange Notes or Notes not            TO BE COMPLETED ONLY if Exchange Notes or Notes not
tendered or not accepted for exchange are to be issued in      tendered or not accepted for exchange are to be sent to
the name of someone other than the Registered Holder(s) of     someone other than the Registered Holder(s) of the Notes
the Notes whose name(s) appear(s) in one or both of the        whose name(s) appear(s) in one or both of the boxes on
boxes on page 3.                                               page 3, or to such Registered Holder at an address other
                                                               than shown in one or both of such boxes.

     Notes  not   tendered  to  or  not  accepted  for              Notes not tendered to:
     exchange are to be issued to:

     Exchange Notes are be issued to:                               Exchange Notes to:

Name  _____________________________________________________    Name  __________________________________________________
                      (PLEASE PRINT)                                                (PLEASE PRINT)

Address  __________________________________________________    Address  _______________________________________________


___________________________________________________________    ________________________________________________________
                    (INCLUDE ZIP CODE)


___________________________________________________________    ________________________________________________________
                  (TAX IDENTIFICATION OR                                          (INCLUDE ZIP CODE)
                 SOCIAL SECURITY NUMBER)

___________________________________________________________    ________________________________________________________

                                  INSTRUCTIONS
         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

         1. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES: GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed either if (a) Certificate(s) are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in the section of the Prospectus entitled "The Exchange Offer--Book-Entry Delivery Procedure" and an Agent's Message is not delivered. Certificates, or timely confirmation of a book-entry transfer of such Notes into the Exchange Agent's account at DTC, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu thereof. Notes may be tendered in whole or in part in integral multiples of $1,000.

         Holders who wish to tender their Notes and (i) whose Notes are not immediately available or (ii) who cannot deliver their Notes, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or (iii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their Notes by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in the section of the Prospectus entitled "The Exchange Offer--Guaranteed Delivery Procedure." Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Issuer, must be received by the Exchange Agent on or prior to the Expiration Date; and
(iii) the Certificate(s) (or a book-entry confirmation) representing all tendered Notes, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date, all as provided in the section of the Prospectus entitled "The Exchange Offer--Guaranteed Delivery Procedure."

         The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice of Guaranteed Delivery. For Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein and in the Prospectus, "Eligible Institution" means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as "an eligible guarantor institution," including (as such terms are defined therein) (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer;
(iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association.

         THE METHOD OF DELIVERY OF CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, THEN REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

         The Issuer will not accept any alternative, conditional or contingent tenders. Each tendering Holder, by execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

         2. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required if:

         i. this Letter of Transmittal is signed by the registered Holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of the Notes (the "Holder")) of Notes tendered herewith, unless such Holder(s) has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above; or

         ii. such Notes are tendered for the account of a firm that is an Eligible Institution.

         In all other cases, an Eligible Institution must guarantee this signature(s) on this Letter of Transmittal. See Instruction 5.

         3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Notes Due 2007 Tendered" or the box captioned "Description of Notes Due 2012 Tendered" is inadequate, the Certificate number(s) and/or the principal amount of Notes and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

         4. PARTIAL TENDERS AND WITHDRAWAL RIGHTS. Tenders of Notes will be accepted only in integral multiples of $1,000. If less that all the Notes evidence by any Certificate submitted are to be tendered, fill in the principal amount of Notes which are to be tendered in the box or boxes entitled "Principal Amount of Notes Tendered" on page 3. In such case, new Certificate(s) for the remainder of the Notes that were evidenced by your old Certificate(s) will only be sent to the Holder of the Notes, promptly after the Expiration Date. All Notes represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

         Except as otherwise provided herein, tenders of Notes may be withdrawn at any time on or prior to the Expiration Date. In order for a withdrawal to be effective on or prior to that time, a written notice of withdrawal or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth above or in the Prospectus on or prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Notes to be withdrawn, the aggregate principal amount of Notes to be withdrawn, and (if Certificates for Notes have been tendered) the name of the registered Holder of the Notes as set forth on the Certificate for the Notes, if different from that of the person who tendered such Notes. If Certificates for the Notes have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such Certificates for the Notes, the tendering Holder must submit the serial numbers shown on the particular Certificates for the Notes to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Notes tendered for the account of a Eligible Institution. If Notes have been tendered pursuant to the procedures for book-entry transfer set forth in the section of the Prospectus entitled "The Exchange Offer--Book-Entry Delivery Procedure," the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Notes, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written, telegraphic, telex or facsimile transmission. Withdrawals of tenders of Notes may not be rescinded. Notes properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time on or prior to the Expiration Date by following any of the procedures described in the section of the Prospectus entitled "The Exchange Offer--Procedures for Tendering Initial Notes."

         All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Issuer, in its discretion, whose determination shall be final and binding on all parties. The Issuer, any affiliates or assigns of the Issuer, the Exchange Agent or any other person shall not be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Notes which have been tendered but which are withdrawn will be returned to the Holder thereof without cost to such Holder promptly after withdrawal.

         5. SIGNATURES ON LETTER OF TRANSMITTAL, ASSIGNMENTS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered Holder(s) of the Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.

         If any Notes tendered hereby is owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

         If any tendered Notes are registered in different name(s) on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of Certificates.

         If this Letter of Transmittal or any Certificate(s) or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such person should so indicate when signing and, unless waived by the Issuer, must submit proper evidence satisfactory to the Issuer, in its sole discretion, of each such person's authority to so act.

         When this Letter of Transmittal is signed by the registered owner(s) of the Notes listed and transmitted hereby, no endorsement(s) of Certificate(s) or separate bond power(s) is required unless Exchange Notes are to be issued in the name of a person other than the registered Holder(s). Signature(s) on such Certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.

         If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Notes listed, the Certificate(s) must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered owner(s) appear(s) on the Certificate(s), and also must be accompanied by such opinions of counsel, certifications and other information as the Issuer of the Trustee for the Notes may require in accordance with the restrictions of transfer applicable to the Notes. Signatures on such Certificate(s) or bond powers must be guaranteed by an Eligible Institution.

         6. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If Exchange Notes are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if Exchange Notes are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC. See Instruction 4.

         7. IRREGULARITIES. The Issuer will determine, in its discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Notes, which determination shall be final and binding on all parties. The Issuer reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for which, may, in the view of counsel to the Issuer, be unlawful. The Issuer also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the section of the Prospectus entitled "The Exchange Offer--Conditions to the Exchange Offer" or any conditions or irregularities in any tender of Notes of any particular Holder whether or not similar conditions or irregularities are waived in the case of other Holders. The Issuer's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Notes will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. The Issuer, any affiliates or assigns of the Issuer, the Exchange Agent, or any other person shall not be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

         8. QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

         9. BACKUP WITHHOLDING; SUBSTITUTE FORM W-9. Under U.S. federal income tax law, a Holder (including, for purposes of this section, beneficial owners of the Notes) whose tendered Notes are accepted for exchange is required to provide the Exchange Agent with such Holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service (the "IRS") may subject the Holder or other payee to a $50 penalty. In addition, payments to such Holders or other payees with respect to Notes exchanged pursuant to the Exchange Offer may be subject to backup withholding at a rate equal to the fourth lowest tax rate applicable to unmarried individuals, which is 30% for amounts paid during 2003.

         The box in Part 2 of the Substitute Form W-9 may be checked if the tendering Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked, the Holder or other payee must also complete the box captioned Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 2 is checked and the box captioned Certificate of Awaiting Taxpayer Identification Number is completed, the Holder will be subject to backup withholding on all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain such amounts withheld during the 60-day period following the date of the Substitute Form W-9. If the Holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60-day period will be remitted to the Holder and no further amounts shall be retained or withheld from payments made to the Holder thereafter. If, however, the Holder has not provided the Exchange Agent with its TIN within such 60-day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, backup withholding will apply to all payments made thereafter until a correct TIN is provided.

         Certain Holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to the backup withholding and reporting requirements. Such Holders should nevertheless complete the attached Substitute Form W-9 and write "Exempt" on the face thereof, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed and appropriate IRS Form W-8, signed under penalties of perjury, attesting to that Holder's exempt status. Please consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which Holders are exempt from backup withholding.

         Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained, provided that the required information is furnished to the IRS.

         10. WAIVER OF CONDITIONS. The Issuer reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

         11. NO CONDITIONAL TENDERS. No alternative, conditional or contingent tenders will be accepted. All tendering Holders of Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of Notes for exchange.

         Neither the Issuer, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Notes nor shall any of them incur any liability for failure to give any such notice.

         12. LOST, DESTROYED OR STOLEN CERTIFICATES. If any Certificate(s) representing Notes have been lost, destroyed or stolen, the Holder should promptly notify the Exchange Agent. The Holder will then be instructed as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificate(s) have been followed.

         13. SECURITY TRANSFER TAXES. Holders who tender their Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, Exchange Notes are to be delivered to, or are to be issued in the name of, any person other than the registered Holder of the Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of Notes in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

                    MUST BE COMPLETED BY TENDERING HOLDER(S)



---------------------------------------------------------------------------------------------------------------------------------
                                              PAYER'S NAME: JP MORGAN CHASE BANK
---------------------------------------------------------------------------------------------------------------------------------

                                     PART  1--PLEASE PROVIDE YOUR TIN IN THE      TIN: _____________________________________
SUBSTITUTE                           BOX AT RIGHT AND CERTIFY BY SIGNING AND            Social Security Number or
FORM W-9                             DATING BELOW                                       Employer Identification Number

DEPARTMENT OF THE TREASURY
INTERNAL REVENUE SERVICE
                                     --------------------------------------------------------------------------------------------

PAYER'S REQUEST FOR TAXPAYER         PART 2--TIN Applied for
IDENTIFICATION NUMBER ("TIN")



---------------------------------------------------------------------------------------------------------------------------------

CERTIFICATION:  Under penalties of perjury, I certify that:

(1) the number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me);

(2) I am not subject to backup withholding either because (a) I have not been notified by the Internal Revenue Service (the
    "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or (b) the IRS has notified me that I am no longer subject to backup withholding; and

(3) I am a U.S. person (including a U.S. resident alien).

CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the attached Guidelines.)

---------------------------------------------------------------------------------------------------------------------------------


SIGNATURE  ____________________________________________________________         DATE  __________________________________
---------------------------------------------------------------------------------------------------------------------------------

NOTE:      FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING ON ANY PAYMENTS MADE TO YOU IN CONNECTION
           WITH THE RIGHTS OFFERING. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER
           ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING (OR WILL SOON APPLY FOR) A
                                                 TAXPAYER IDENTIFICATION NUMBER

---------------------------------------------------------------------------------------------------------------------------------

                                       CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

           I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a)
I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue
Service Center or Social Security Administration Officer or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of delivery, all reportable payments made to me thereafter will be subject to backup withholding until I provide such number.

Signature  ____________________________________________________________         Date  __________________________________
---------------------------------------------------------------------------------------------------------------------------------


             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9



GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER FOR THE PAYEE (YOU) TO GIVE THE PAYER.

Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employee identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. All "Section" references are to the Internal Revenue Code of 1986, as amended. "IRS" is the Internal Revenue Service.

The table below will help determine the taxpayer identification number to give the payer.

------------------------------------------------------------        ---------------------------------------------------------------
                                GIVE THE                                                              GIVE THE EMPLOYER
                                SOCIAL SECURITY                                                       IDENTIFICATION
FOR THIS TYPE OF ACCOUNT:       NUMBER OF--                         FOR THIS TYPE OF ACCOUNT          NUMBER OF--
------------------------------------------------------------        ---------------------------------------------------------------
1.   Individual                 The individual                      6.   Sole proprietorship          The owner(3)

2.   Two or more individuals    The actual owner of the             7.   A valid trust, estate, or    The legal entity(4)
     (joint account)            account, or if combined                  pension trust
                                funds, the first
                                individual on the account1

3.   Custodian account of a     The minor(2)                        8.   Corporate                    The corporation
     minor (Uniform Gift to
     Minors Act)

4.  a.The usual revocable       The grantor-trustee(1)              9.   Association, club,           The organization
      savings trust account                                              religious, charitable,
      (grantor is also                                                   educational, or other
      trustee)                                                           tax-exempt organization

    b.So-called trust account   The actual owner(1)                 10.  Partnership                  The partnership
      that is not a legal or
      valid trust under state
      law

5.   Sole proprietorship        The owner(3)                        11.  A broker or registered       The broker or nominee
                                                                         nominee

                                                                    12.  Account with the             The public entity
                                                                         Department of Agriculture
                                                                         in the name of a public
                                                                         entity (such as a state or
                                                                         local government, school
                                                                         district, or prison) that
                                                                         receives agricultural
                                                                         program payments
------------------------------------------------------------        ---------------------------------------------------------------


(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.

(2)  Circle the minor's name and furnish the minor's social security number.

(3) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number or your employer identification number (if you have one).

(4) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9



OBTAINING A NUMBER

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Card, at the local Social Security Administration office, or Form SS-4, Application for Employer Identification Number, by calling 1 (800) TAX-FORM, and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup withholding include:

o An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

o The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or wholly-owned agency or instrumentality of any one or more of the foregoing.

o   An international organization or any agency or instrumentality thereof.

Payees that may be exempt from backup withholding include:

o   A corporation.

o   A financial institution.

o A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

o   A real estate investment trust.

o   A common trust fund operated by a bank under Section 584(a).

o An entity registered at all times during the tax year under the Investment Company Act of 1940.

o A middleman known in the investment community as a nominee or who is listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.

o A futures commission merchant registered with the Commodity Futures Trading Commission

o   A foreign central bank of issue.

Payments of dividends and patronage dividends generally exempt from backup withholding include:

o   Payments to nonresident aliens subject to withholding under Section 1441.

o Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

o   Payments of patronage dividends not paid in money.

o   Payments made by certain foreign organizations.

o   Section 404(k) payments made by an ESOP.

Payments of interest generally exempt from backup withholding include:


o Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and you have not provided your correct taxpayer identification number to the payer.

o Payments of tax-exempt interest (including exempt- interest dividends under Section 852).

o   Payments described in Section 6049(b)(5) to nonresident aliens.

o   Payments on tax-free covenant bonds under Section 1451.

o   Payments made by certain foreign organizations.

o   Mortgage interest paid to you.

Certain payments, other than payments of interest, dividends, and patronage dividends, that are exempt from information reporting are also exempt from backup withholding. For details, see the regulations under Sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N.

EXEMPT PAYEES DESCRIBED ABOVE MUST FILE FORM W-9 OR A SUBSTITUTE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" IN PART II OF THE FORM, SIGN AND DATE THE FORM, AND RETURN IT TO THE PAYER.

PRIVACY ACT NOTICE.

Section 6109 requires you to provide your correct taxpayer identification number to payers, who must report the payments to the IRS. The IRS uses the number for identification purposes and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally backup withhold on taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1) FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER--If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING--If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION--Willfully falsifying certificates or affirmations may subject you to criminal penalties including fines and/or imprisonment.



             FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT
                        OR THE INTERNAL REVENUE SERVICE.